                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):           DECEMBER 14, 1998
                                                           (SEPTEMBER 28, 1998)



                            FLOWERS INDUSTRIES, INC.
                            ------------------------

    GEORGIA                     1-9787                          58-0244940
    -------                     ------                          ----------
(STATE OR OTHER               (COMMISSION                    (I.R.S. EMPLOYER
JURISDICTION OF               FILE NUMBER)                  IDENTIFICATION NO.)
 INCORPORATION)




  1919 FLOWERS CIRCLE, THOMASVILLE, GA                           31757
----------------------------------------                         -----
ADDRESS OF PRINCIPAL EXECUTIVE OFFICERS)                       (ZIP CODE)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (912) 226-9110

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

Item 7 of the Form 8-K of Flowers Industries, Inc., dated October 13, 1998 is hereby amended in its entirety to add the following:

         (a) Financial statements of the business acquired are filed herewith as Exhibit 99.1.

         (b)      Pro Forma Financial Information.

         (c)      Exhibits.

                  99.1 Financial Statements of President International, Inc. (incorporated by reference to Form 8-K/A of Keebler Foods Company, file number 001-13705, filed on December 10, 1998).

                  99.2 Unaudited Pro Forma Condensed Consolidated Financial Statements of Flowers Industries, Inc. as of January 3, 1998 (incorporated by reference to the Registration Statement on Form S-3 filed by Flowers Industries, Inc. on April 21, 1998).

                        UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL INFORMATION


         The following unaudited pro forma consolidated statements of operations are based on the historical financial statements of Flowers Industries, Inc. ("Flowers"), Keebler Foods Company ("Keebler") and President International, Inc. ("President") during the periods presented, adjusted to give effect to the acquisition of President. The unaudited consolidated balance sheet of President as of September 26, 1998 was consolidated with the Flowers unaudited consolidated balance sheet at October 10, 1998 and included in the Flowers Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 20, 1998.

         The unaudited pro forma consolidated statements of operations for the forty weeks ended October 10, 1998 and the fifty-two weeks ended January 3, 1998 give effect to the acquisition of President as if it had occurred at the beginning of the periods presented. The adjustments are described in the accompanying notes and are based upon available information and certain assumptions that management believes are reasonable.

         The unaudited pro forma consolidated statements of operations do not purport to represent what Flowers' results of operations would actually have been had the acquisition of President in fact occurred on such date or to project Flowers' results of operations for any future period.

                            Flowers Industries, Inc.
              Unaudited Pro Forma Consolidated Statement of Income
                   For the Forty Weeks Ended October 10, 1998
                  (Amounts in thousands, except per share data)



                                                Flowers Historical  President Historical
                                                 40 Weeks Ended        39 Weeks Ended      Pro-Forma       Pro-Forma    Pro Forma
                                                     10/10/98              9/26/98        Reclasses (a)   Adjustments    Combined
                                                ------------------  --------------------  ------------    -----------   ---------

Sales                                               $ 2,776,242       $   360,818       $  (3,782)        $             $3,133,278
Other income                                                  0             7,665               0                            7,665
                                                    -----------       -----------       ---------         --------      ----------
                                                      2,776,242           368,483          (3,782)                       3,140,943
                                                    -----------       -----------       ---------         --------      ----------

Materials, supplies, labor, and other
   production costs                                   1,243,548           213,281          (5,144)                       1,451,685
Selling, marketing and administrative
   expenses                                           1,242,831           103,145           1,651                        1,347,627
Depreciation and amortization                            92,986            10,994               0            5,671 (b)     109,651
                                                    -----------       -----------       ---------         --------      ----------
Income from operations                                  196,877            41,063            (289)          (5,671)        231,980
Interest expense, net                                    46,624             9,192            (289)           8,460 (c)      63,987
                                                    -----------       -----------       ---------         --------      ----------
Income before income taxes, minority interest
   and equity in net loss of joint ventures             150,253            31,871               0          (14,131)        167,993
Federal and state income tax expense (benefit)           63,106            10,147               0             (564)(d)      72,689
                                                    -----------       -----------       ---------         --------      ----------
Income before minority interest and equity
   in net loss of joint ventures                         87,147            21,724               0          (13,567)         95,304
Minority interest                                       (28,097)                0               0           (3,671)(e)     (31,768)
Equity in net loss of joint ventures                          0            (2,173)              0            2,173 (f)           0
                                                    -----------       -----------       ---------         --------      ----------

Net income                                          $    59,050       $    19,551       $       0         $(15,065)     $   63,536
                                                    ===========       ===========       =========         ========      ==========

Net income per common share:
Basic                                               $      0.62                                                         $     0.67
                                                    ===========                                                         ==========
Weighted average shares outstanding                     95,460                                                             95,460
                                                    ===========                                                         ==========

Diluted                                             $      0.62                                                         $     0.66
                                                    ===========                                                         ==========
Weighted average shares outstanding                     95,907                                                             95,907
                                                    ===========                                                         ==========

                            Flowers Industries, Inc.
              Unaudited Pro Forma Consolidated Statement of Income
                  For the Fifty-Two Weeks Ended January 3, 1998
                  (Amounts in Thousands, Except Per Share Data)


                                                  Flowers/Keebler    President Historical
                                                Pro Forma 52 Weeks    52 Weeks Ended        Pro-Forma      Pro-Forma     Pro Forma
                                                 Ended 1/3/98 (g)         12/27/97        Reclasses (a)   Adjustments     Combined
                                                ------------------  --------------------  -------------   -----------   -----------

Sales                                              $ 3,516,278           $ 441,128          $(4,859)      $             $ 3,952,547
Other income                                                 0                   0                0                               0
                                                   -----------           ---------          -------       --------      -----------
                                                     3,516,278             441,128           (4,859)                      3,952,547
                                                   -----------           ---------          -------       --------      -----------

Materials, supplies, labor and other
   production costs                                  1,624,617             267,576           (8,799)                      1,883,394
Selling, marketing and administrative
   expenses                                          1,554,903             127,088            4,192                       1,686,183
Depreciation and amortization                          117,243              17,431                0          7,223 (b)      141,897
                                                   -----------           ---------          -------       --------       ----------
Income from operations                                 219,515              29,033             (252)        (7,223)         241,073
Interest expense, net                                   66,107              13,933             (252)         9,119 (c)       88,907
                                                   -----------           ---------          -------       --------       ----------
Income before income taxes, minority interest
   and equity in net loss of joint ventures            153,408              15,100                0        (16,342)         152,166
Federal and state income tax expense (benefit)          65,388               8,087                0         (3,590)(d)       69,885
                                                   -----------           ---------          -------       --------       ----------
Income before minority interest and equity
   in net loss of joint ventures                        88,020               7,013                0        (12,752)          82,281
Minority interest                                      (28,071)                  0                0          2,583 (e)      (25,488)
Equity in net loss of joint ventures                         0              (3,125)               0          3,125 (f)            0
                                                   -----------           ---------          -------       --------       ----------

Net income                                         $    59,949           $   3,888          $     0       $ (7,044)      $   56,793
                                                   ===========           =========          =======       ========       ==========

Net income per common share:
Basic                                              $      0.62                                                           $     0.58
                                                   ===========                                                           ==========
Weighted average shares outstanding                     97,263                                                               97,263
                                                   ===========                                                           ==========

Diluted                                            $      0.61                                                           $     0.58
                                                   ===========                                                           ==========
Weighted average shares outstanding                     97,696                                                               97,696
                                                   ===========                                                           ==========

       NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


(a) Pro forma reclassifications to conform President's consolidated results of operations with Flowers' basis of presentation. The more significant adjustments are: the reclassification of warehousing and shipping expenses from cost of sales to selling, marketing and administrative expenses and the reclassification of cash discounts and sales returns from selling, marketing and administrative expenses to sales.

(b) Additional depreciation and amortization expense resulting from the preliminary valuation of President's property, plant and equipment and related goodwill.


                             FORTY                 FIFTY-TWO
                          WEEKS ENDED             WEEKS ENDED
                        OCTOBER 10, 1998        JANUARY 3, 1998
                        ----------------        ---------------
                                     (IN THOUSANDS)

Depreciation expense         $3,954                  $5,140

Amortization expense          1,717                   2,083
                             ------                  ------

                             $5,671                  $7,223
                             ======                  ======

(c) The following adjustments to net interest expense reflect the additional borrowings associated with the President acquisition:

                                                        FORTY               FIFTY-TWO
                                                     WEEKS ENDED           WEEKS ENDED
                                                   OCTOBER 10, 1998      JANUARY 3, 1998
                                                   ----------------      ---------------
                                                              (IN THOUSANDS)

Elimination of President's historical interest
     expense                                            $(8,396)            $(12,885)
Additional interest expense related to
     new credit facilities                               17,112               22,296
Reclass Keebler's amortization of debt
     issuance costs for the forty weeks ended
     October 10, 1998 related to debt
     extinguished as part of the acquisition               (492)                (600)
Amortization of new debt issuance costs                     236                  308
                                                        -------             --------
                                                        $ 8,460             $  9,119
                                                        =======             ========


(d) The pro forma adjustment to income tax expense was made to arrive at a combined effective tax rate of 43.2% for the forty weeks ended October 10, 1998 and 45.9% for the year ended January 3, 1998.

(e) Represents the approximate 45% interest in Keebler held other than by Flowers.

(f) Elimination of the net loss, as measured under the equity method of accounting, of the joint ventures which were sold by President prior to the acquisition of President by Keebler.

(g) Gives effect to certain pro forma adjustments related to (i) Flowers acquiring an additional 11.5% of the common stock of Keebler on February 3, 1998 giving Flowers a majority ownership position in Keebler of approximately 55%, (ii) Flowers selling 9,000,000 shares of its common stock in a public offering at $22 per share on April 27, 1998 and (iii) Flowers selling $200,000,000 of 7.15% debentures on April 27, 1998, due April 15, 2028, as if such transactions had occurred at the beginning of the period presented.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             FLOWERS INDUSTRIES, INC.



                                             By:/s/ Jimmy M. Woodward
                                                ---------------------
                                                Jimmy M. Woodward
                                                Treasurer and
                                                Chief Accounting Officer


Date:  December 14, 1998


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